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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 29, 2003

GATX Corporation

(Exact Name of Registrant as Specified in its Charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 621-6200

Table of Contents

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1 GATX Corporation press release dated July 29, 2003.

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition).

The following information in this section is being furnished to, but not filed with, the Securities and Exchange Commission (the “Commission”) solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Commission in Release Nos. 33-8216 and 34-47583.

On July 29, 2003, GATX Corporation issued a press release that included unaudited financial statements and supplemental financial information for its second quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ Brian Kenney

Brian A. Kenney Senior Vice President and Chief Financial Officer (Duly Authorized Officer)

Date: July 29, 2003

INDEX TO EXHIBITS

Exhibit No.		Method of Filing

99.1	GATX Corporation press release dated July 29, 2003	Filed Electronically